E S S E X P R O P E R T Y T R U S T, I N C.

Consolidated Operating Results	Three Months Ended
(Dollars in thousands, except per share amounts)	March 31,
	2007	2006

Revenues:
Rental and other property	$92,154	$82,233
Management and other fees from affiliates	1,040	824
	93,194	83,057

Expenses:
Property operating, excluding real estate taxes	23,120	21,660
Real estate taxes	7,712	7,170
Depreciation and amortization	21,677	19,320
Interest	18,266	18,412
Amortization of deferred financing costs	677	696
General and administrative	6,096	4,899
Other expenses	-	970
	77,548	73,127
Earnings from operations	15,646	9,930

Interest and other income	2,182	2,394
Equity income (loss) co-investments	1,982	(442)
Minority interests	(5,307)	(4,807)
Income before discontinued operations and
income tax provision	14,503	7,075
Income tax provision	-	(37)
Income before discontinued operations	14,503	7,038

Income and gain from discontinued operations,
net of minority interests	23,043	3,284
Net income	37,546	10,322
Dividends to preferred stockholders	(2,243)	(488)
Net income available to common stockholders	$35,303	$9,834

Net income per share - basic	$1.51	$0.43

Net income per share - diluted	$1.46	$0.43

See Company's 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Consolidated Operating Results	Three Months Ended
Selected Line Item Detail	March 31,
(Dollars in thousands)	2007	2006

Rental and other property
Rental	$86,876	$77,654
Other property	5,278	4,579
Rental and other property	$92,154	$82,233

Management and other fees from affiliates
Management	$781	$824
Development and redevelopment	259	-
Management and other fees from affiliates	$1,040	$824

General and administrative
General and administrative	$8,782	$7,032
Allocated to property operating expenses - administrative	(1,394)	(1,262)
Capitalized to real estate	(1,292)	(871)
Net general and administrative	$6,096	$4,899

Interest and other income
Interest income	$1,790	$315
Lease income	392	392
Gain from sale of marketable securities	-	1,687
Interest and other income	$2,182	$2,394

Minority interests
Limited partners of Essex Portfolio, L.P.	$1,380	$702
Perpetual preferred distributions	2,559	2,559
Series Z and Z-1 incentive units	198	151
Third party ownership interests	127	320
Down REIT limited partners' distributions	1,043	1,075
Minority interests	$5,307	$4,807

   See Company's 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Consolidated Funds From Operations	Three Months Ended
(Dollars in thousands, except share and per share amounts)	March 31,
	2007	2006	% Change

Funds from operations
Net income available to common stockholders	$35,303	$9,834
Adjustments:
Depreciation and amortization	21,718	20,091
Gains not included in FFO (1)	(14,040)	(3,062)
Minority interests and co-investments (2)	2,406	2,054
Funds from operations	$45,387	$28,917
FFO per share-diluted	$1.70	$1.13	50.1%

Components of the change in FFO
Non-recurring items:
Income generated from TRS activities, net of taxes and expenses	(270)	-
City Heights - subordination fees	(10,068)	-
Net gain on sale of marketable securities	-	(717)
Funds from operations excluding non-recurring items	35,049	28,200
FFO excluding non-recurring items per share-diluted	$1.31	$1.10	18.9%

Changes in recurring items:
Same-property NOI	$4,709
Non-same property NOI	3,210
Management fees from joint ventures	216
Interest expense and amortization of deferred financing costs	165
Other items, net	(1,451)
	$6,849

Weighted average number of shares outstanding diluted (3)	26,735,117	25,572,575

(1)	Amount includes net gain from sale of City Heights and the equivalent to accumulated depreciation on Peregrine Point condominum sales.
(2)
Amount includes the following 2007 adjustments: (i) minority interest related to Operating Partnership units totaling $3.8 million, (ii) depreciation add back and preferred interest for co-investments not recognized for GAAP totaling $0.9 million, and (iii) less adjustments to income from Waterstone at Fremont and City Heights not recognized for FFO totaling $2.3 million.

(3)	Assumes conversion of the weighted average operating partnership interests in the Operating Partnership into shares of the Company's common stock.
  See Company's 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Consolidated Balance Sheets
(Dollars in thousands)
	March 31, 2007	December 31, 2006

Real Estate:
Land and land improvements	$577,223	$560,880
Buildings and improvements	2,173,605	2,108,307
	2,750,828	2,669,187
Less: accumulated depreciation	(486,134)	(465,015)
	2,264,694	2,204,172
Real estate - held for sale, net	-	41,221
Real estate under development	152,248	103,487
Investments	64,221	60,451
	2,481,163	2,409,331
Cash and cash equivalents	25,815	23,610
Marketable securities	5,784	-
Other assets	51,093	40,036
Deferred charges, net	12,476	12,863
Total assets	$2,576,331	$2,485,840

Mortgage notes payable	$1,092,407	$1,060,704
Mortgage notes payable - held for sale	-	32,850
Exchangeable bonds	225,000	225,000
Lines of credit	158,374	93,000
Other liabilities	90,434	77,852
Deferred gain	2,193	2,193
Total liabilities	1,568,408	1,491,599

Minority interests	230,259	236,120
Series G cumulative convertible preferred stock, liquidation value	145,912	145,912

Stockholders' Equity:
Common stock	2	2
Series F cumulative redeemable preferred stock, liquidation value	25,000	25,000
Additional paid-in-capital	690,467	686,937
Distributions in excess of accumulated earnings	(83,985)	(97,457)
Accumulated other comprehensive income (loss)	268	(2,273)
Total stockholders' equity	631,752	612,209
Total liabilities and stockholders' equity	$2,576,331	$2,485,840

  See Company's 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Debt Summary - March 31, 2007
(Dollars in thousands)

	Percentage of			Weighted	Weighted
	Total	Balance		Average	Average Maturity
	Debt	Outstanding		Interest Rate	In Years
Mortgage notes payable
Fixed rate - secured	61%	$903,356		6.4%	4.5
Tax exempt variable (1)	13%	189,051		4.8%	23.5
Total mortgage notes payable	74%	1,092,407		6.1%	7.7

Exchangeable bonds (2)	15%	225,000		3.6%

Line of credit - secured (3)	7%	99,974		5.8%
Line of credit - unsecured (4)	4%	58,400		6.2%
	11%	158,374		5.9%
Total debt	100%	$1,475,781		5.8%

				Weighted
Scheduled principal payments (excludes lines of credit)				Average
				Interest Rate
	2007	$68,662	(5)	6.0%
	2008	113,226		6.8%
	2009	24,405		6.9%
	2010	156,351		8.0%
	2011	154,927		6.4%
	Thereafter	799,836		5.0%
	Total	$1,317,407		5.8%

Capitalized interest for the quarter was approximately $2.0 million.

(1) Subject to interest rate protection agreements.
(2)		Exchangeable bonds total $225 million and mature in November 2025. This is an unsecured obligation of the operating partnership, and is fully and unconditionally guaranteed by Essex Property Trust, Inc.
(3)		Secured line of credit commitment is $100 million and matures in January 2009. This line is secured by eight of Essex's apartment communities.
The underlying interest rate is currently the Freddie Mac Reference Rate plus .55% to .59%.
(4)		Unsecured line of credit commitment is $200 million and matures in March 2009.
The underlying interest rate on this line is based on a tiered rate structure tied to the Company's corporate ratings and is currently at LIBOR plus 0.80%.
(5)
During April 2007, the Company refinanced a mortgage loan for $35.7 million secured by the Tierra Vista property in the amount of $62.5   million, with a fixed interest rate of 5.47%, which matures in April 2017. In conjunction with this transaction the Company settled its first $50 million forward-starting swap and received $1.3 million from the counterparty. The settlement of the swap was deemed effective and reduces the interest rate on the new Tierra Vista mortage loan to 5.19%.

   See Company's 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Capitalization - March 31, 2007
(Dollars and shares in thousands, except per share amounts)

Total debt	$1,475,781

Common stock and potentially dilutive securities
Common stock outstanding	23,471
Limited partnership units (1)	2,491
Options-treasury method	256
Total common stock and potentially dilutive securities	26,218	shares

Common stock price per share as of March 31, 2007	$129.48

Market value of common stock and potentially dilutive securities	$3,394,707

Perpetual preferred units/stock	$304,500

Total equity capitalization	$3,699,207

Total market capitalization	$5,174,988

Ratio of debt to total market capitalization	28.5%

(1) Assumes conversion of all outstanding operating partnership interests in the Operating Partnership into shares of the Company's common stock.

   See Company's 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Property Operating Results - Quarter ended March 31, 2007 and 2006
(Dollars in thousands)
	Southern California			Northern California			Seattle Metro			Other real estate assets (1)			Total
	2007	2006	% Change	2007	2006	% Change	2007	2006	% Change	2007	2006	% Change	2007	2006	% Change

Revenues:
Same-property revenue	$45,801	$43,178	6.1%	$14,371	$13,191	8.9%	$13,505	$12,119	11.4%	$2,639	$2,472	6.8%	$76,316	$70,960	7.5%
Non-same property revenue (2)	6,162	5,185		7,497	4,253		1,539	1,152		640	683		15,838	11,273
Total Revenues	$51,963	$48,363		$21,868	$17,444		$15,044	$13,271		$3,279	$3,155		$92,154	$82,233

Property operating expenses:
Same-property operating expenses	$14,251	$13,933	2.3%	$4,481	$4,388	2.1%	$4,719	$4,572	3.2%	$1,236	$1,147	7.8%	$24,687	$24,040	2.7%
Non-same property operating expenses (2)	1,841	1,585		2,747	1,530		476	442		1,081	1,233		6,145	4,790
Total property operating expenses	$16,092	$15,518		$7,228	$5,918		$5,195	$5,014		$2,317	$2,380		$30,832	$28,830

Net operating income:
Same-property net operating income	$31,550	$29,245	7.9%	$9,890	$8,803	12.3%	$8,786	$7,547	16.4%	$1,403	$1,325	5.9%	$51,629	$46,920	10.0%
Non-same property operating income (2)	4,321	3,600		4,750	2,723		1,063	710		(441)	(550)		9,693	6,483
Total net operating income	$35,871	$32,845		$14,640	$11,526		$9,849	$8,257		$962	$775		$61,322	$53,403

Same-property operating margin	69%	68%		69%	67%		65%	62%		53%	54%		68%	66%
Same-property turnover percentage	45%	48%		49%	49%		52%	48%		50%	55%		48%	49%
Same-property concessions	$234	$107		$53	$30		$22	$57		$18	$28		$327	$223
Average same-property concessions per turn (3)	$191	$82		$129	$74		$37	$106		$123	$174		$138	$92

Net operating income percentage of total	58%	62%		24%	22%		16%	15%		2%	1%		100%	100%

Loss to lease (4)	$7,997			$5,506			$2,363			$225			$16,092
Loss to lease as a percentage
of rental income	3.8%			5.7%			3.8%			2.7%			4.3%

Reconciliation of apartment units at end of period

Same-property apartment units	10,766			3,315			4,452			1,177			19,710

Consolidated Apartment Units	12,386	12,957		5,523	4,621		4,905	4,956		1,177	1,177		23,991	23,711
Joint Venture	480	598		2,101	1,936		515	515		-	-		3,096	3,049
Under Development (5)	543	551		238	-		127	-		-	-		908	551
Total apartment units at end of period	13,409	14,106		7,862	6,557		5,547	5,471		1,177	1,177		27,995	27,311

Percentage of total	48%	52%		28%	24%		20%	20%		4%	4%		100%	100%

Average same-property financial occupancy	95.7%	96.4%		95.4%	96.7%		95.9%	96.7%		94.9%	95.5%		95.6%	96.4%

(1)
Includes four apartment communities in Portland, OR, one community in Houston, TX, and other rental properties including commercial properties. Included in first quarter 2007 non-same property operating expenses is $0.5 million for a property legal settlement, offset by the $0.5 million for the elimination of earthquake insurance expense paid to a wholly owned captive insurance company.

(2)	Includes properties which subsequent to January 1, 2006 were either acquired or in a stage of development or redevelopment without stabilized operations.
(3)
Average same-property concessions per turn is the dollar amount per unit resulting from the same-property concessions divided by the product of the same property turnover percentage times the same-property apartment units.

(4)
Loss to lease represents the annualized difference between market rents (without considering the impact of rental concessions) and contractual rents. These numbers include the Company's pro-rata interest in unconsolidated properties.

(5)	Fund II owns 395 of the units under development as of March 31, 2007.

  See Company's 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Same-Property Revenue by County - Quarters ended March 31, 2007, March 31, 2006 and December 31, 2006
(Dollars in thousands)

		Average Property Rental Rates			Property Revenue			Property Revenue
		March 31,	March 31,		March 31,	March 31,		December 31,	Sequential
Region	Units	2007	2006	% Change	2007	2006	% Change	2006	% Change

Southern California
Ventura County	2,844	$1,377	$1,300	5.9%	$11,851	$11,302	4.9%	$11,759	0.8%
Los Angeles County	2,754	1,658	1,545	7.3%	14,475	13,505	7.2%	14,454	0.1%
Orange County	2,037	1,495	1,398	6.9%	9,115	8,709	4.7%	9,175	-0.7%
San Diego County	2,616	1,046	1,001	4.5%	8,423	7,963	5.8%	8,389	0.4%
Santa Barbara County	239	1,670	1,405	18.9%	1,229	1,014	21.2%	1,259	-2.4%
Riverside County	276	816	801	1.9%	708	685	3.4%	697	1.6%
	10,766	1,383	1,298	6.5%	45,801	43,178	6.1%	45,733	0.1%

Northern California
San Francisco MSA	175	1,635	1,484	10.2%	858	793	8.2%	831	3.2%
Santa Clara County	1,870	1,478	1,316	12.3%	8,401	7,440	12.9%	8,080	4.0%
Alameda County	200	1,200	1,092	9.9%	734	673	9.1%	707	3.8%
Contra Costa County	1,070	1,428	1,336	6.9%	4,378	4,285	2.2%	4,386	-0.2%
	3,315	1,453	1,318	10.2%	14,371	13,191	8.9%	14,004	2.6%

Seattle Metro	4,452	967	855	13.1%	13,505	12,119	11.4%	13,228	2.1%

Other real estate assets	1,177	731	677	8.0%	2,639	2,472	6.8%	2,631	0.3%

Total Same-Property revenue	19,710	$1,262	$1,164	8.4%	$76,316	$70,960	7.5%	$75,596	1.0%

  See Company's 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Development Pipeline - March 31, 2007
(Dollars in millions)

		Estimated Units	Total Incurred to Date	Estimated Remaining Costs	Estimated Total Cost	Construction Start	Construction Complete	Initial Occupancy/ Sale	Stabilized Operations/ Last Sale

Development Projects
Project Name	Location

Northwest Gateway	Los Angeles, CA	275	$34.2	$36.9	$71.1	Jan-06	Feb-08	Feb-08	Oct-08
100 Grand	Oakland, CA	238	17.7	78.5	96.2	Dec-06	Dec-08	Dec-08	May-09

Consolidated - Development Projects		513	51.9	115.4	167.3

Development Projects - Fund II
Project Name	Location
Lake Union	Seattle, WA	127	13.0	22.4	35.4	Aug-06	Jan-08	Jan-08	Jun-08
Studio City	Studio City, CA	149	22.8	30.5	53.3	Jun-07	Mar-09	Mar-09	Jun-09
Chatsworth	Chatsworth, CA	119	9.9	29.5	39.4	Jun-07	May-09	May-09	Sep-09

Fund II - Development Projects		395	45.7	82.4	128.1

Total - Development Projects		908	97.6	197.8	295.4

Predevelopment Projects

Project Name	Location
Moorpark	Moorpark, CA	-	-	-	-	Sep-07	Jun-09	Jun-09	Feb-10
Berkeley (1)	Berkeley, CA	-	-	-	-	Sep-07	Sep-09	Sep-09	Mar-10
Citiplace	San Diego, CA	-	-	-	-	Feb-08	Nov-09	Nov-09	Mar-10
Broadway Heights (2)	Seattle, WA	-	-	-	-	Apr-08	Jan-10	Jan-10	Nov-10
Hollywood	Hollywood, CA	-	-	-	-	Jun-08	Jun-10	Jun-10	Dec-10
Tasman (1)	Sunnyvale, CA	-	-	-	-	Jun-08	Jun-10	Jun-10	Sep-11
River Oaks	San Jose, CA	-	-	-	-	Jan-10	Sep-13	Jan-12	Jul-14
Other Predevelopment Project (3)		-	-	-	-
Total - Predevelopment Projects		2,136	92.0	554.0	646.0

Other Projects (TRS)

Project Name	Location
Peregrine Pointe (4)	Issaquah, WA	8	-	-	-	-	-	-	-
Archer	San Jose, CA	45	-	-	-	Aug-07	Dec-08	Dec-08	Mar-09
View Pointe	Newcastle, WA	24	-	-	-	Sep-07	Nov-08	Nov-08	Mar-09

Total - Other Projects		77	8.3	20.7	29.0

Grand Total - Development Pipeline		3,121	$197.9	$772.5	$970.4

(1)	Properties in contract to be purchased by the Company with non-refundable deposits or options payments.
(2)	The Company has entered into a joint venture development project with a third-party to develop this property and Essex will have a 50% interest in the project.
(3)	There is one additional predevelopment project located in Northern California that is in the entitlement process.
(4)	The property is being sold as condominium units, and 58 of 66 units have been sold as of March 31, 2007.

  See Company's 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Redevelopment Pipeline - March 31, 2007
(Dollars in thousands)
			Total	Estimated	Estimated				Q1 2007	Units completed
			Incurred	Remaining	Total	Redevelopment	NOI	NOI	Rehab	as of
	Region/Project Name	Units	To Date	Cost	Cost	Start Date	Q1 2007	Q1 2006	Vacancy Loss	3/31/2007

	Approved - Redevelopment Projects
	Woodland/Foothill Commons, Bellevue, WA (1)	596	$279	$3,097	$3,376	Apr-06
		596	279	3,097	3,376

	Active - Redevelopment Projects
	Southern California
	Kings Road, Los Angeles, CA (2)	196	4,525	1,667	6,192	Jan-04	$634	$589	$4	115
	Mira Monte, Mira Mesa, CA	355	5,467	556	6,023	Sep-04	859	747	20	324
	Avondale at Warner Center, Woodland Hills, CA	446	9,954	2,010	11,964	Oct-04	1,252	1,087	37	154
	Pathways, Long Beach, CA	296	1,391	9,323	10,714	Jun-06	942	863	38	7
	Highridge, Rancho Palos Verdes, CA	255	63	16,000	16,063	Jan-07	888	903	4	-

	Northern California
	The Montclaire - Phase I - III, Sunnyvale, CA	390	3,221	11,877	15,098	Aug-06	964	866	77	55
	Treetops, Fremont, CA	172	1,219	7,054	8,273	Sep-06	394	324	-	1
	Summerhill Commons, Newark, CA	184	3,259	1,067	4,326	Oct-06	471	432	8	-
	Wimbledon Woods, Hayward, CA	560	1,866	7,484	9,350	Oct-06	1,348	1,102	8	3

	Seattle Metro
	Palisades - Phase I and II, Bellevue, WA	192	6,059	532	6,591	Sep-04	386	244	9	192
	Sammamish View, Bellevue, WA	153	2,665	1,146	3,811	Dec-05	378	333	65	104
	Bridle Trails, Kirkland, WA (3)	108	4,422	651	5,073	May-05	285	134	-	108
		3,307	44,111	59,367	103,478		8,801	7,624	270	1,063

	Consolidated - Redevelopment Projects	3,903	44,390	62,464	106,854		8,801	7,624	270	1,063

	Redevelopment Projects - Fund II
	Regency Tower - Phase I - II, Oakland, CA	178	1,735	2,741	4,476	Nov-05	389	216	5	84
	The Renaissance, Los Angeles, CA (4)	168	766	3,275	4,041	Oct-06	511	-	100	28
	Fund II - Redevelopment Projects	346	2,501	6,016	8,517		900	216	105	112

	Grand Total - Redevelopment Pipeline	4,249	$46,891	$68,480	$115,371		$9,701	$7,840	$375	1,175

(1)	The community was approved as a redevelopment project during 2006, but operations were not destabilized and therefore the community is classified in Same-Property operations.
(2)
 This community was restabilized at the end of the first quarter of 2005, and has been included in Same-Property operations since the second quarter of 2006.
 This community will be included in Same-Property operations for the full year ended starting 2007.

(3)	This community was restabilized at the end of the second quarter of 2006, and will be included in Same-Property operations starting the third quarter of 2007.
(4)	The Renaissance was purchased in September 2006, thus there is no NOI for Q1 2006.

  See Company's 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.
									For the three
Investments - March 31, 2007		Essex	Total Fund		Debt				months ended
(Dollars in thousands)		Book	Estimated				Interest	Maturity	3/31/2007
		Value	Value	Units	Amount	Type	Rate	Date	NOI

Joint Ventures

Essex Apartment Value Fund II, L.P. (Fund II)
	Alderwood Park, Newark, CA			96	7,136	Fixed	5.56%	Jun-2015
	Carlmont Woods, Belmont, CA			195	13,073	Fixed	4.89%	Dec-2013
	Davey Glen, Belmont, CA			69	6,654	Fixed	6.13%	Aug-2016
	Echo Ridge, Snoqualmie, WA			120	13,405	Fixed	5.01%	Sep-2014
	Enclave, San Jose, CA			637	21,607	Fixed	7.26%	Jan-2018
	Enclave, San Jose, CA			-	60,000	Variable	4.38%	Dec-2029
	Harbor Cove, Foster City, CA			400	35,251	Fixed	4.89%	Dec-2013
	Morning Run, Monroe, WA			222	13,856	Fixed	5.10%	Oct-2014
	Parcwood, Corona, CA			312	25,666	Fixed	4.89%	Dec-2013
	Regency Tower, Oakland, CA			178	11,179	Fixed	5.16%	Mar-2014
	Renaissance, Los Angeles, CA			168	23,392	Fixed	6.51%	May-2011
	Tower @ 801, Seattle, WA			173	19,538	Fixed	4.91%	Aug-2014
	Total	47,643	436,786	2,570	250,757				6,087

Fund II - Development Pipeline (1)
	Lake Union, Seattle, WA			127	6,205	Variable	LIBOR+1.50%	Jan-2010
	Studio City, Studio City, CA			149	7,805	Variable	LIBOR+1.50%	Apr-2010
	Chatsworth, Chatsworth, CA			119
	Total	5,492	45,652	395	14,010

	Line of credit				13,800	Variable	LIBOR+0.875%	Jun-2007
		53,135	482,438	2,965	278,567

	Capitalized costs	720
		53,855
Waterstone at Fremont (formerly
	known as Mountain Vista) (2)	1,182							1,159

Other (3)		9,184

		$64,221

(1)	See S-9 for more detail about the Fund II Development Pipeline.
(2)	Included in FFO for the 1st quarter is $0.2 million for the Company's preferred interest in this property, and unpaid preferred interest of approximately $7.5 million is expected to be paid in 2008.
(3)
Other investments include three development joint ventures in preliminary stages totaling $8.7 million and a real estate technology investment. Two of the real estate investments are located in Northern California and one is located in Southern California.

  See Company's 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Consolidated Co-Investments - March 31, 2007
(Dollars in thousands)

The Company enters into co-investment transactions with third party developers, owners and investors of apartment communities. In accordance with FIN 46R, the Company consolidates certain of these co-investment transactions, resulting in minority interests corresponding to the ownership interest of the third-party developer, owner or investor.

The following table summarizes the consolidated co-investment transactions:

					Operations for the quarter ended
	Balance as of March 31, 2007				March 31, 2007
	Investment in	Related	Minority	Down-REIT		Operating
	Real Estate	Debt	Interest	Units (1)	Revenue	Expenses	NOI

Down-REITs:
Anchor Village	$10,946	$10,750	$2,544	117,154	$699	$305	$394
Barkley Apartments	9,452	4,960	2,369	80,302	604	211	393
Brookside Oaks	34,091	14,291	3,974	99,073	661	190	471
Capri at Sunny Hills	16,983	11,648	4,504	185,333	578	156	422
Brentwood Apartments	13,558	9,457	3,951	90,591	593	175	418
Hidden Valley (Parker Ranch)	45,093	33,493	6,089	62,647	1,350	382	968
Highridge Apartments	20,608	18,582	6,036	315,061	1,293	405	888
Montejo Apartments	9,113	5,877	1,596	38,038	443	127	316
Treehouse Apartments	12,103	7,913	3,299	75,700	613	166	447
Valley Park Apartments	16,294	10,024	1,461	60,892	699	162	537
Villa Angelina Apartments	21,196	13,555	2,886	59,839	974	217	757
	209,437	140,550	38,709	1,184,630	8,507	2,496	6,011
Other Co-investments (2):
Derian Office Building	16,747	-	-	n/a	483	123	360

(1) Represents the number of Down-REIT units that are currently outstanding. Generally, Down-REIT units can be redeemed at the holder's election for cash equal to the current price of Essex's common stock.

(2) During the first quarter of 2007, The Company acquired the minority interest in the Bluffs property for $5 million, and sold the City Heights property for $120 million to a third-party. Essex received 20% of the net sales price plus unpaid fees recorded for FFO of $10.1 milllion.

  See Company's 10-Q for additional disclosures

E S S E X P R O P E R T Y T R U S T, I N C.

Income From Discontinued Operations and Selected Financial Data - March 31, 2007
(Dollars in thousands)

Income from Discontinued Operations

For the quarter ended March 31, 2007, the Company sold the City Heights property which was consolidated in accordance with FIN 46R, and condominium units at Peregrine Point. For the quarter ended March 31, 2006, the Company sold the Vista Capri East and the Casa Tierra apartment communities, and the Diamond Valley Recreational RV park.

	Three Months Ended
	March 31,
	2007	2006
Rental revenues	$1,355	$3,029
Interest and other income	290	-
Revenues	1,645	3,029
Property operating expenses	(535)	(1,199)
Interest expense	(416)	(579)
Depreciation and amortization	(41)	(771)
Minority interests	(57)	(91)
Expenses	(1,049)	(2,640)
Gain on sale (1)	613	3,062
Gain on sale - City Heights	78,306	-
Equity income co-investments	-	119
Subordination fees	10,290	-
Minority interests - OP units	(2,138)	(286)
Minority interests - City Heights	(64,624)	-
Net gain on sale of real estate	22,447	2,895
Income from discontinued operations	$23,043	$3,284

Common Stock Equivalents

	Q1 2007	Actual
	Weighted Avg.	As of 3/31/07
Common Shares	23,432,419	23,471,399
Stock Options	256,345	256,345
Exchangeable Bonds	526,220	441,455
Weighted Avg. Shares Diluted - EPS	24,214,984	24,169,199
Vested Series Z Incentive Units	212,886	213,205
Operating Limited Partnership Units	2,307,247	2,277,592
Weighted Avg. Shares Diluted - FFO	26,735,117	26,659,996

(1) For 2007, amount includes gain on sale of Peregrine Point condominum units. The gain on sale and related minority interest for City Heights is presented separately.

  See Company's 10-Q for additional disclosures